                                                                       EXHIBIT A

                             Joint Filing Agreement

                    In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other of a statement on Schedule 13D (including all amendments thereto) (the "Statement") with respect to the common stock, par value $.002, of Integrated Health Technologies, Inc., and further agree that this Joint Filing Agreement be included as an exhibit to such Statement. In evidence whereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of this 27th day of March, 2003.

                                            TRADE INVESTMENT SERVICES, L.L.C.


                                            By:  /s/  Robert B. Kay
                                               ---------------------------------
                                            Name: Robert B. Kay
                                            Title: Manager

                                            EVJ, LLC

                                            By:  /s/  Robert B. Kay
                                               ---------------------------------
                                            Name: Robert B. Kay
                                            Title: Manager

                                            EGK, LLC

                                            By:  /s/  E. Gerald Kay
                                               ---------------------------------
                                            Name: E. Gerald Kay
                                            Title: Manager

                                            CDS INTERNATIONAL HOLDINGS, INC.

                                            By:  /s/  Carl DeSantis
                                               ---------------------------------
                                            Name: Carl DeSantis
                                            Title: Chairman

                                            /s/  Robert B. Kay
                                            ------------------------------------
                                            Robert B. Kay

                                            /s/  Gerald Kay
                                            ------------------------------------
                                            E. Gerald Kay

                                            /s/  Carl DeSantis
                                            ------------------------------------
                                            Carl DeSantis